UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2023

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed, on May 5, 2022, MaxLinear, Inc., a Delaware corporation (“MaxLinear”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Silicon Motion Technology Corporation, an exempted company with limited liability incorporated under the law of the Cayman Islands (“Silicon Motion”) and Shark Merger Sub, an exempted company with limited liability incorporated under the law of the Cayman Islands and a wholly-owned subsidiary of MaxLinear (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Silicon Motion (the “Merger”), with Silicon Motion surviving the Merger as a wholly-owned subsidiary of MaxLinear.
The completion of the Merger is conditioned upon, among other things, the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act” and, such waiting period, the “HSR Waiting Period”). MaxLinear and Silicon Motion previously filed under the HSR Act, and the HSR Waiting Period expired at 11:59 p.m. ET on June 27, 2022. However, since the Merger was not consummated by June 27, 2023, clearance under the HSR Act has expired, and on June 28, 2023, MaxLinear and Silicon Motion re-filed under the HSR Act.
Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Silicon Motion’s and MaxLinear’s current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their businesses and industry, management’s beliefs and certain assumptions made by Silicon Motion and MaxLinear, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the Merger and ability to obtain regulatory approval for the Merger. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Silicon Motion’s and MaxLinear’s businesses and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Silicon Motion of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Silicon Motion and MaxLinear; (iv) the impact of the COVID-19 pandemic and related private and public sector measures on Silicon Motion’s and MaxLinear’s businesses and general economic conditions; (v) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (vi) Silicon Motion’s and MaxLinear’s ability to implement its business strategy; (vii) pricing trends, including Silicon Motion’s and MaxLinear’s ability to achieve economies of scale; (viii) potential litigation relating to the proposed transaction that could be instituted against Silicon Motion, MaxLinear or their respective directors; (ix) the risk that disruptions from the proposed transaction will harm Silicon Motion’s or MaxLinear’s businesses, including current plans and operations; (x) the ability of Silicon Motion or MaxLinear to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xii) uncertainty as to the long-term value of MaxLinear common stock; (xiii) legislative, regulatory and economic developments affecting Silicon Motion’s and MaxLinear’s businesses; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which Silicon Motion and MaxLinear operate; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Silicon Motion’s and/or MaxLinear’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact Silicon Motion’s or MaxLinear’s ability to pursue certain business opportunities or strategic transactions; (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Silicon Motion’s and MaxLinear’s responses to any of the aforementioned factors; (xix) geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China and the military conflict in Ukraine and related sanctions against Russia and Belarus; and (xx) Silicon Motion’s ability to provide a safe working environment for employees during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus filed by MaxLinear with the SEC and provided by Silicon Motion to its security holders in connection with the proposed transaction as well as in MaxLinear’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other future reports to be filed with the Securities and Exchange Commission (the “SEC”). While the lists of risk factors presented here is, and the list of factors presented in the proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Silicon Motion’s or MaxLinear’s consolidated financial condition, results of operations, or liquidity. Neither Silicon Motion nor MaxLinear assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving MaxLinear and Silicon Motion. In connection with the proposed transaction, MaxLinear has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 that includes a proxy statement of Silicon Motion and a prospectus of MaxLinear (the “Registration Statement”).

The proxy statement/prospectus and this communication are not offers to sell MaxLinear securities, and are not soliciting an offer to buy MaxLinear securities, in any state where the offer and sale is not permitted.

MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS PROVIDED TO SILICON MOTION SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain the Registration Statement on Form S-4 free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 28, 2023	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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